UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2024

BioRestorative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37603	30-1341024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Marcus Drive Melville, New York	11747
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (631) 760-8100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BRTX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Result of Operations and Financial Condition.

On August 6, 2024, BioRestorative Therapies, Inc. (the “Company”) issued a press release announcing that its financial results for the second quarter ended June 30, 2024 will be released after market close on Tuesday, August 13, 2024 (the “Press Release”).  The Press Release included details with regard to a conference call to be hosted by the Company’s management following the release.  On the call, the Company’s management will review the financial results and provide a business update.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

See Item 2.02 above.

The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Number	Description

99.1	Press release, dated August 6, 2024, issued by BioRestorative Therapies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: August 6, 2024	By:	/s/ Robert Kristal
Robert Kristal
Chief Financial Officer